UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 16, 2005

FIRST STATE BANCORPORATION

(Exact Name of Registrant as Specified in Charter)

New Mexico	001-12487	85-0366665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Jefferson NE

Albuquerque, New Mexico 87109

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (505) 241-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS.

On September 16, 2005, two articles were published including one in the New Mexico Business Weekly© and one in the American Banker© referring to First State Bancorporation’s acquisition of Access Anytime Bancorp, Inc. and the acquisition of New Mexico Financial Corporation. These two articles were the product of interviews with Michael R. Stanford, First State Bancorporation’s President and Chief Executive Officer, and H. Patrick Dee, First State Bancorporation’s Executive Vice President and Chief Operating Officer. A copy of each article is attached hereto as Exhibit 99.1 and Exhibit 99.2.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description
Exhibit 99.1	New Mexico Business Weekly© article under the heading “First State Bank grows with smaller, regional acquisitions” dated September 16-22, 2005.

Exhibit 99.2	American Banker© article under the heading “N.M.’s First State Not Done After 2 Deals in 3 Days” dated September 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST STATE BANCORPORATION
Date: September 21, 2005

	By:	/s/ Christopher C. Spencer
Christopher C. Spencer
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	New Mexico Business Weekly© article under the heading “First State Bank grows with smaller, regional acquisitions” dated September 16-22, 2005.

Exhibit 99.2	American Banker© article under the heading “N.M.’s First State Not Done After 2 Deals in 3 Days” dated September 16, 2005.